Long-Term Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Long-Term Debt
Long-Term Debt
Long-term debt as of December 31, 2017 and 2016 consisted of the following (in millions):

	2017	2016
2018 Term Loans (1)	$—	$550
Senior Notes due June 2017, interest payable semi-annually at 1.450%	—	300
Senior Notes due April 2018, interest payable semi-annually at 2.000%	250	250
Senior Notes due October 2018, interest payable semi-annually at 2.850%	750	750
Senior Notes due October 2020, interest payable semi-annually at 3.625%	1,150	1,750
Senior Euro Notes due January 2021, interest payable annually at 0.400%	599	—
Senior Notes due August 2021, interest payable semi-annually at 2.250%	750	750
Senior Notes due March 2022, interest payable semi-annually at 5.000%	—	700
Senior GBP Notes due June 2022, interest payable annually at 1.700%	405	—
Senior Notes due October 2022, interest payable semi-annually at 4.500%	300	500
Senior Notes due April 2023, interest payable semi-annually at 3.500%	700	1,000
Senior Notes due June 2024, interest payable semi-annually at 3.875%	400	700
Senior Euro Notes due July 2024, interest payable annually at 1.100%	599	—
Senior Notes due October 2025, interest payable semi-annually at 5.000%	900	1,500
Senior Notes due August 2026, interest payable semi-annually at 3.000%	1,250	1,250
Senior Notes due August 2046, interest payable semi-annually at 4.500%	500	500
Revolving Loan, (2)	195	36
Other	15	(58)
	8,763	10,478
Current portion	(1,045)	(332)
Long-term debt, excluding current portion	$7,718	$10,146
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(1)
Interest on the 2018 Term Loans was generally payable at LIBOR plus an applicable margin of up to 1.75% based upon the Company's corporate credit ratings. The outstanding balance on the 2018 Term Loans was repaid in full prior to December 31, 2017.

(2)
Interest on the Revolving Loan is generally payable at LIBOR plus an applicable margin of up to 1.75% plus an unused commitment fee of up to 0.25%, each based upon the Company's corporate credit ratings. As of December 31, 2017, the weighted average interest rate on the Revolving Loan, excluding fees, was 2.64%.

FIS has a syndicated credit agreement (the “FIS Credit Agreement”) that provides total committed capital of $3,000 million in the form of a revolving credit facility (the "Revolving Loan") maturing on August 10, 2021. As of December 31, 2017, the outstanding principal balance of the Revolving Loan was $195 million, with $2,799 million of borrowing capacity remaining thereunder (net of $6 million in outstanding letters of credit issued under the Revolving Loan).

The obligations of FIS under the FIS Credit Agreement and under all of its outstanding senior notes rank equal in priority and are unsecured. The FIS Credit Agreement and the senior notes are subject to customary covenants, including, among others, limitations under the FIS Credit Agreement on the payment of dividends by FIS, and customary events of default.

On August 11, 2016, FIS issued $2,500 million of new senior notes, including $750 million of Senior Notes due in 2021 (the "2021 Notes") that bear interest at 2.250%, $1,250 million of Senior Notes due in 2026 (the "2026 Notes") that bear interest at 3.000% and $500 million of Senior Notes due in 2046 (the "2046 Notes") that bear interest at 4.500%. Net proceeds from the offering, after deducting discounts and underwriting fees, were $2,461 million. FIS used the proceeds to pay down the outstanding balance of its Revolving Loan and partially pay down the 2018 Term Loans.

On March 15, 2017, FIS redeemed 100% of the outstanding aggregate principal amount of its $700 million 5.000% Senior Notes due March 2022 (the "Notes"). On February 1, 2017, the Company also paid down the outstanding balance on the 2018 Term Loans. The Notes and 2018 Term Loans were funded by borrowings under the Company’s Revolving Loan and cash proceeds from the sale of the Public Sector and Education ("PS&E") business. As a result of the redemption of the Notes and the pay down of the 2018 Term Loans, FIS incurred a pre-tax charge of approximately $25 million consisting of the call premium on the Notes and the write-off of previously capitalized debt issuance costs.

On July 10, 2017, FIS issued €1,000 million and £300 million principal amount of new senior notes in an inaugural European bond offering. The new senior notes include €500 million of Senior Notes due in 2021 (the “2021 Euro Notes”) that bear interest at 0.400%, £300 million of Senior Notes due in 2022 (the “2022 GBP Notes”) that bear interest at 1.700% and €500 million of Senior Notes due in 2024 (the “2024 Euro Notes”) that bear interest at 1.100%. Net proceeds from the offering, after deducting discounts and underwriting fees, were $1,491 million using a conversion rate of 1.12 EUR/USD and 1.27 GBP/USD. The new senior notes include covenants and events of default customary for similar debt obligations.

On July 25, 2017, pursuant to cash tender offers ("Tender Offers"), FIS repurchased approximately $2,000 million in aggregate principal of debt securities with a weighted average coupon of approximately 4.0%. The following approximate amounts of FIS's debt securities were repurchased: $600 million of its 3.625% notes due 2020, $600 million of its 5.000% notes due 2025, $200 million of its 4.500% notes due 2022, $300 million of its 3.875% due 2024 and $300 million of its 3.500% notes due 2023. The Company funded the Tender Offers with proceeds from the European bond offering and borrowings on its Revolving Loan, approximately $469 million of which were almost immediately repaid with proceeds from the sale of a majority ownership stake in the Capco consulting business and risk and compliance consulting business, which was completed on July 31, 2017 (see Note 17). FIS paid approximately $150 million in tender premiums to par to purchase the notes in the Tender Offers.

During the year ended December 31, 2017, due to the issuance of the 2021 and 2024 Euro Notes and 2022 GBP Notes, FIS recorded approximately $13 million of deferred financing costs, which will be amortized into interest expense over the life of the notes. Also, as a result of the Tender Offers above, FIS incurred a pre-tax charge upon extinguishment of approximately $171 million, consisting of tender premiums, the write-off of previously capitalized debt issue costs and other direct costs.

During the year ended December 31, 2016, as a result of the pay down of the 2017 Term Loans and the partial pay down of the 2018 Term Loans, FIS incurred a pre-tax charge upon extinguishment of approximately $2 million due to the write-off associated with previously capitalized debt issue costs.

The following summarizes the aggregate maturities of our debt and capital leases on stated contractual maturities, excluding unamortized non-cash bond premiums and discounts net of $30 million as of December 31, 2017 (in millions):

Total
2018	$1,045
2019	44
2020	1,157
2021	1,546
2022	705
Thereafter	4,349
Total principal payments	8,846
Debt issuance costs, net of accumulated amortization	(53)
Total long-term debt	$8,793

There are no mandatory principal payments on the Revolving Loan and any balance outstanding on the Revolving Loan will be due and payable at its scheduled maturity date, which occurs at August 10, 2021.

FIS may redeem the 2018 Notes, 2020 Notes, 2021 Notes, 2021 Euro Notes, 2022 Notes, 2022 GBP Notes, 2023 Notes, 2024 Notes, 2024 Euro Notes, 2025 Notes, 2026 Notes, and 2046 Notes at its option in whole or in part, at any time and from time to time, at a redemption price equal to the greater of 100% of the principal amount to be redeemed and a make-whole amount calculated as described in the related indenture in each case plus accrued and unpaid interest to, but excluding, the date of redemption, provided no make-whole amount will be paid for redemptions of the 2020 Notes, the 2021 Notes, the 2021 Euro Notes and the 2022 GBP Notes during the one month prior to their maturity, the 2022 Notes during the two months prior to their maturity, the 2023 Notes, the 2024 Notes, the 2024 Euro Notes, the 2025 Notes, and the 2026 Notes during the three months prior to their maturity, and the 2046 Notes during the six months prior to their maturity.

Debt issuance costs of $53 million, net of accumulated amortization, remain capitalized as of December 31, 2017, related to all of the above outstanding debt.

We monitor the financial stability of our counterparties on an ongoing basis. The lender commitments under the undrawn portions of the Revolving Loan are comprised of a diversified set of financial institutions, both domestic and international. The failure of any single lender to perform its obligations under the Revolving Loan would not adversely impact our ability to fund operations.

The fair value of the Company’s long-term debt is estimated to be approximately $156 million higher than the carrying value as of December 31, 2017. This estimate is based on quoted prices of our senior notes and trades of our other debt in close proximity to December 31, 2017, which are considered Level 2-type measurements. This estimate is subjective in nature and involves uncertainties and significant judgment in the interpretation of current market data. Therefore, the values presented are not necessarily indicative of amounts the Company could realize or settle currently.